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                                                                    Exhibit 10.5



                             SILVER STAR FOODS, INC.
                                P.O. BOX 3400487
                            BROOKLYN, NEW YORK 11234

MAY 16, 1998

K&V INVESTMENTS CO. INC.

         RE:      800,000 SHARES OF SILVER STAR FOODS, INC.

DEAR SIR/MADAM:

         THIS LETTER IS TO CONFIRM THAT YOU HAVE TENDERED YOUR 800,000 SHARES OF SILVER STAR FOODS, INC. FOR SALE TO SILVER STAR FOODS, INC. SILVER STAR FOODS, INC. AGREES TO PAY K&V INVESTMENTS $210,000 FOR
THE ENTIRE 800,000 SHARES WITHIN 6 MONTHS FROM THE DATE NOTED ABOVE,
MAY 16, 1998.

VERY TRULY YOURS,

BY: /S/ MICHAEL TROTTA, President
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        SILVER STAR FOODS, INC.

ACCEPTED & AGREED TO BY:
K&V INVESTMENTS CO., INC.

BY: /S/ CHARLES KOEGAN
    -----------------------------